Exhibit 99.1

Solid Power, Inc. (Nasdaq: SLDP) Company Overview June 2026

Disclaimer

Cautionary Note Regarding Forward-Looking Statements
All statements other than statements of present or historical fact contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power's or its management team's expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," "plan," "outlook," "seek," the negative of such terms, and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may include, but are not limited to, our future financial performance, strategy, expansion plans, including plans related to the expansion of our electrolyte production capabilities, market opportunity, operations, and operating results; estimated revenues or losses; projected costs; future prospects; and plans and objectives of management. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require and our ability to commercialize our technology in advance of competing technologies and our competitors; (ii) risks relating to our status as a research and development stage company with a history of financial losses with an expectation of incurring significant expenses and continuing losses for the foreseeable future, including execution of our business plan and the timing of expected business milestones; (iii) risks relating to the non-exclusive nature of our partnerships, our ability to secure new business relationships, and our ability to manage these relationships; (iv) our ability to negotiate and execute commercial agreements with our partners and customers on commercially reasonable terms; (v) broad market adoption of EVs and other technologies where we are able to deploy our technology, if developed successfully; (vi) our success attracting and retaining our executive officers, key employees, and other qualified personnel; (vii) our ability to protect and maintain our owned and exclusively-licensed intellectual property, including in jurisdictions outside of the United States; (viii) our ability to secure government contracts and grants, changes in government priorities with respect to our government contracts and grants or government funding reductions or delays, and the availability of government subsidies and economic incentives; (ix) delays in the construction and operation of facilities that meet our short-term research and development and long-term electrolyte production requirements; (x) changes in applicable laws or regulations, including tariffs; (xi) risks relating to, and potential liabilities resulting from, our information technology infrastructure and data security incidents, threats, breaches, or attacks; and (xii) risks relating to other economic, business, or competitive factors in the United States and other jurisdictions, including supply chain interruptions and changes in market conditions, and our ability to manage these risks and uncertainties. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the "Risk Factors" sections of Solid Power's Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by Solid Power from time to time with the Securities and Exchange Commission (the "SEC"), all of which are available on the SEC's website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

Trademarks and Trade Names
Solid Power owns or has rights to various trademarks, service marks and trade names that it uses in connection with its operations. This presentation may also contain trademarks, service marks, and trade names of third parties which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names, or products in this presentation is not intended to, and does not imply, a relationship with Solid Power, or an endorsement or sponsorship by or of Solid Power. Solely for convenience, the trademarks, service marks, and trade names referred to in this presentation may appear with the ®, TM, or SM symbols, but such references are not intended to indicate, in any way, that Solid Power will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, and trade names.

Industry and Market Data
Although all information, opinions, and other information expressed in this presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Solid Power has not independently verified the information and makes no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Solid Power, which are derived from its review of internal sources as well as the independent sources described herein.

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Leading Electrolyte Technology for the Solid - State Battery Era 3 1 Leading developer of solid - state battery materials Positioned at the critical materials layer of next - gen batteries 2 Capital - light partner model Provides electrolytes to OEMs and Tier 1 battery manufacturers rather than competing as a cell manufacturer, supported by strong balance sheet 3 Differentiated manufacturing Designed for scalability, yield, lower dry - room burden, and lower capital intensity relative to dry processing 4 Integrated electrolyte and cell feedback loop Drives chemistry improvements and de - risks customer adoption 5 Validated by global partners Including BMW, SK On, and Samsung SDI, with activity in the United States, Germany, and South Korea

Solid Power at a Glance

An industry-leading developer of next-generation all-solid-state battery technology

Founded **2011**

~230 employees

Nasdaq: **SLDP**

$435M liquidity[1]

~$636M
market capitalization[2]

Debt-free
balance sheet[1]

Strategic Partners

BMW
SAMSUNG
SAMSUNG SDI
SK on

Strong IP Position[2]

- **>25** issued US patents
- **~100** pending US patent applications
- **~120** non-US and PCT patents and applications
- Trade secrets and know-how

Operating Footprint

SP1 – Louisville, Colorado, USA
HQ; pilot cell production; cell R&D

SP2 – Thornton, Colorado, USA
Pilot electrolyte production; Electrolyte Innovation Center (EIC); cell test

Seoul, South Korea
Local office integrated with the Asian battery ecosystem

1. As of March 31, 2026
2. As of June 11, 2026

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Meeting future demand will require more than the incremental improvements lithium - ion batteries can offer Market Problem 1. McKinsey: Battery 2030 5 • Benchmark for cost, scale and manufacturability • Yet gains are increasingly incremental, suggesting little room for improvement • Meanwhile, global battery demand is expected to grow meaningfully 1 • New battery technology replacing liquid or gel electrolyte • Potential for step - change improvements in performance • Well positioned to address evolving battery needs across future applications ASSB’s Potential Lithium - Ion T oday We believe sulfide - based all - solid - state batteries (ASSBs) offer an ideal balance of performance and mass production potential Solid - State Solution Incremental improvements may extend lithium - ion's relevance in the short term... …but markets need batteries that can meet demand and performance needs in the long term

Technology designed to meet the demand and performance needs of the future Why Solid - State Batteries 6 Solid Power is developing sulfide - based solid electrolyte , designed to offer a compelling balance of performance and manufacturability Solid - State Batteries Offer Potential Performance Improvements Demonstrated Electrolyte Progress Solid electrolyte used in ASSB Energy Density Battery Life Charging Speed Safety Gen 1 >1.5 Gen 2 >3.25 Gen 3 >5 Li - ion conductivity @ 25 ° C (mS/cm) Solid Power achieved a > 3x improvement in Li - ion conductivit y across electrolyte generations while maintaining powder quality specifications

Industry leaders are choosing sulfide - based chemistries for their solid - state programs, where Solid Power is a leading technology provider Why Sulfide - Based Chemistry 7 While EVs represent the near - term commercial opportunity , Solid Power's solid - state technology is designed to enable a broad range of battery applications over time Value Chain Players Pursuing Sulfide - Based Chemistries Market Technology of Choice: Sulfide ASSB Materials Suppliers Cell Manufacturers Automotive OEMs Source: Teneo internal research Source: PEM | RWTH Aachen University Sulfide SSB Polymer SSB Hybrid / Other Oxide SSB Global ASSB Technology Selection 50% 25% 6% 19% We believe sulfides offer the best balance of performance and mass production attributes for ASSB chemistries: manufacturable at scale , superior ionic conductivity , and compatible with leading ASSB cell configurations

Solid Power's development and manufacturing platform combines speed, technical agility, and capital efficiency Why Solid Power 8 Our industry - leading innovation capabilities, strong liquidity, and disciplined capital deployment allow us to explore sulfide - based chemistry while being responsive to future technology shifts Upfront Modeling Examine many potential electrolyte variations before investing in physical builds Rapid Iteration EIC designed to allow rapid changes to chemistry and materials manufacturing process Electrolyte to Cell Feedback Loop Evaluate electrolyte performance across cell formats from small - scale to larger - format development cells Scalable Manufacturing Wet process offers scalability, yield, and capital efficiency in electrolyte production Partner Collaboration BMW, SK On, and Samsung SDI provide feedback and support development Competitive Advantages Solid Power can turn cell - level learnings into electrolyte improvements , de - risking ahead of commercial scale

Solid Power is advancing toward broader applications and potential partner - enabled production Business Model 9 Electric Vehicles Robotics Oil & Mining Data Centers & Energy Storage Defense & Aviation Future optionality across attractive end markets Electrolyte Supply Supplying and sampling sulfide electrolyte for evaluation and cell development Active Today Technology Licensing + Collaboration Licensing cell technology and supporting partner - led cell development Production Scale - Up Expanding pilot capacity and validating continuous production process Building Now Partner - Enabled Production Evaluating potential commercial - scale production pathways

Automotive Test Vehicles Solid Power technology is being advanced through multiple partner pathways across the global battery ecosystem Partner and Ecosystem Integration 10 Electrolyte Supply Cell Technology Evaluation of electrolyte under agreement to pursue development and validation of demo vehicle powered by ASSB with Samsung SDI and BMW Solid Power cell technology licensed by SK On, with pilot cell line commissioned in South Korea Solid Power cell technology licensed by BMW, with prototype cell line in Germany; introduced i7 test vehicle featuring Solid Power cells

We are already on the ground Solid Power's Korean presence supports local engagement with regional battery manufacturers and partners Access to customer ecosystem Korea is home to leading battery manufacturers and advanced cell development activity Potential production pathway Solid Power is evaluating potential partners for commercial - scale electrolyte production in Korea Complements U.S. platform U.S. operations and Department of Energy - supported expansion remain core to Solid Power’s technology and commercialization roadmap 11 Proximity to leading battery manufacturers, partner programs, and potential production opportunities support commercialization South Korea: Strategic Commercialization Hub 01 02 03 04

12 Phase 2 – 2026 Scale - up Phase 1 – Today Pilot Validation Phase 3 – 2027+ Commercial Readiness • 30 MT annual capacity from two pilot electrolyte manufacturing lines • Customer sampling and partner evaluation underway • Feedback from cell development enables electrolyte performance improvements • Expect to reach 75 MT annual capacity by year - end 2026 through installation of continuous manufacturing pilot line • Exploring potential partners for commercial - scale electrolyte production in Korea • Begin validation of wet - process production at higher throughput • Expect to progress toward commercial - scale electrolyte production in Korea • Plan to support partner qualification and pilot production programs • Intend to secure electrolyte supply model for OEMs and battery manufacturers Solid Power is building the foundation needed to transition from pilot - scale electrolyte validation to commercial supply Scaling Production to Commercial Readiness

13 Solid Power's disciplined decisions support its ability to reach commercialization Financial Position Supports Commercialization Runway Strategic cash investment 2026 cash investment expected at $85M - $100M, down from prior years' guidance 01 Maintaining expense discipline Ongoing review of spend, accountability, and operating efficiencies 02 Leveraging external funding DOE grant, potential partnership for commercial production, and other opportunities 03 Preserving financial flexibility Opportunistic use of capital markets as conditions allow 04 Capital Priorities Financial Foundation Department of Energy grant support $435.3M* total liquidity No debt financing Financial flexibility * As of March 31, 2026

Executive Leadership Team

Deep technical, strategic, operational, and public company experience



JOHN VAN SCOTER
Chief Executive Officer, President, and Director
- Extensive C-level technology and public board experience
- Successful track record developing and commercializing technologies



LINDA HELLER
Chief Financial Officer, Treasurer, and Secretary
- 30+ years of financial leadership experience
- Broad public company experience across multiple industries



JOSH BUETTNER-GARRETT
Chief Technology Officer
- Deep experience and thought leader in energy storage and battery R&D
- 12+ years at Solid Power



LAUREN MCCABE
EVP, Product Development and Delivery
- 20+ years of leadership experience in Fortune 50, private sector, and U.S. Navy
- Experience overseeing enterprise execution, business transformation, and operational strategy across global functions



ANDREAS MAIER, PH.D.
Country Manager, Solid Power Korea Co., Ltd.
- 17+ years of experience in the European and Korean battery industries
- Experience driving business development initiatives to align operational capabilities with strategic goals



BERISLAV BLIZANAC, PH.D.
EVP, Strategic Technical Advisor
- 20+ years of experience in electromechanical conversion devices, materials science, and commercial technology development
- 10+ years of experience developing Li-ion cells

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